UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2018
Crown Castle International Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600 Houston, TX		77057
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of stockholders ("Annual Meeting") of Crown Castle International Corp. ("Company") was held on May 17, 2018, at which meeting the Company’s stockholders (1) elected each of the twelve nominees for director, to serve until the Company’s next Annual Meeting and until their respective successors are duly elected and qualified, (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2018, and (3) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement for the Annual Meeting. The final voting results for each proposal submitted to a vote are set forth below:

1) Election of directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
P. Robert Bartolo	362,636,285	696,882	596,921	21,134,356
Jay A. Brown	361,478,846	1,916,055	535,187	21,134,356
Cindy Christy	362,257,060	1,139,356	533,672	21,134,356
Ari Q. Fitzgerald	352,907,866	10,480,321	541,901	21,134,356
Robert E. Garrison II	357,881,604	5,503,116	545,368	21,134,356
Andrea J. Goldsmith	363,140,857	195,521	593,710	21,134,356
Lee W. Hogan	356,982,041	6,402,312	545,735	21,134,356
Edward C. Hutcheson, Jr.	359,205,577	4,179,523	544,988	21,134,356
J. Landis Martin	357,745,477	5,631,541	553,070	21,134,356
Robert F. McKenzie	356,869,814	6,515,069	545,205	21,134,356
Anthony J. Melone	362,218,822	1,111,709	599,557	21,134,356
W. Benjamin Moreland	360,207,110	3,185,079	537,899	21,134,356

2) The ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2018:

Votes For	Votes Against	Abstentions	Broker Non-Votes
384,149,769	269,585	645,090	0

3) The non-binding, advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
360,463,020	2,794,252	671,841	21,134,356

ITEM 7.01 — REGULATION FD DISCLOSURE

On May 17, 2018, the Company issued a press release noting that the Company’s Board of Directors has declared a quarterly dividend of $1.05 per share of the Company common stock, par value $0.01 per share, payable on June 29, 2018 to stockholders of record at the close of business on June 15, 2018. The May 17, 2018 press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

As described in Item 7.01 of this Current Report on Form 8-K ("Current Report"), the following exhibits are furnished as part of this Current Report:

Exhibit No.     Description

99.1         Press Release dated May 17, 2018

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.
By:	/s/ Kenneth J. Simon
	Name:	Kenneth J. Simon
	Title:	Senior Vice President and General Counsel
Date: May 17, 2018